Other reserves (Tables)	12 Months Ended
Dec. 31, 2025
Other reserves and translation reserve
Summary of other reserves and translation reserve

	Total 2024 GBPm	Translation reserve 2025 GBPm	Hedge reserve 2025 GBPm	Other reserves 2025 GBPm	Total 2025 GBPm
At start of year	2,180	567	21	1,738	2,326
Profit attributable to shareholders	1,934	-	-	2,065	2,065
Dividends paid	(1,121)	-	-	(1,181)	(1,181)
Actuarial gains on defined benefit pension schemes	43	-	-	5	5
Fair value movements on cash flow hedges	11	-	55	-	55
Transfer to profit from cash flow hedge reserve	(20)	-	(36)	-	(36)
Tax recognised in other comprehensive income	(8)	-	(5)	(3)	(8)
Exchange differences on translation of foreign operations	175	(438)	-	-	(438)
Cancellation of shares	(850)	-	-	(1,922)	(1,922)
Increase in share based remuneration reserve (including tax)	79	-	-	79	79
Settlement of share awards	(53)	-	-	(62)	(62)
Acquisition of non‐controlling interests	(44)	-	-	(22)	(22)
At end of year	2,326	129	35	697	861